Exhibit 10.3

REYNALDOS MEXICAN FOOD COMPANY, INC.

Unanimous Written Consent

Of Board of Directors

In Lieu of Special Meeting

The undersigned, being the Board of Directors of Reynaldos Mexican Food Company, Inc. a Nevada Corporation (the “Corporation”), hereby waives the calling or holding of a meeting of the Board of Directors of the Corporation (the “Board”), consents in writing as of this 14th day of December 2022 to the following actions and directs that this unanimous written consent be filed by the Corporation’s Secretary with the minutes of proceedings of the Board.

WHEREAS, the Corporation desires to accept the resignation of Rhonda Keaveney as its President, CEO, Treasurer, Secretary and Director.

WHEREAS, the Corporation desires to appoint the following:

Chi Ching Hung as its Chairwoman and Director

Chi Wai Woo as its President, CEO, Treasurer, CFO and Director

Timothy Chee-Yau Lam as its Secretary

Now therefore,

RESOLVED, the Corporation shall accept the resignation of Rhonda Keaveney as its President, CEO, Treasurer, Secretary and Director, effective as of December 14, 2022.

FURTHER RESOLVED, the Corporation shall appointment the following directors, effective as of December 14, 2022:

Chi Ching Hung as its Chairwoman and Director

Chi Wai Woo as its President, CEO, Treasurer, CFO and Director

Timothy Chee-Yau Lam as its Secretary

FURTHER RESOLVED, the Board of Directors of the Corporation be and hereby is authorized, empowered and directed to take any and all actions and to execute, deliver and file any and all agreements, instruments and documents as the Board of Directors so acting shall determine to be necessary or appropriate to consummate the transactions contemplated by the foregoing resolution. The taking of such action shall be conclusive evidence that the same was deemed to be necessary or appropriate and was authorized hereby.

IN WITNESS WHEREOF, the undersigned being the Board of Directors of Reynaldos Mexican Food Company, Inc. have executed this Consent as of the day and year first written above.

Rhonda Keaveney, Director